Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report on Form 10-Q of Windstream Parent, Inc. (the “Company”) for the period ending March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Covered Report”), I, Drew Smith, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Covered Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and
2.	The information contained in the Covered Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Drew Smith
Name:	Drew Smith
Title:	Chief Financial Officer and Treasurer

Dated: May 9, 2025